   PIPER
 TOTAL RETURN          [PHOTO]
   FUNDS
   [LOGO]
    1995
ANNUAL REPORT

     TABLE OF CONTENTS


GROWTH AND INCOME FUND
This fund seeks both current income and long-term growth of capital and income. To achieve its objective, the fund emphasizes stocks of large, established companies that appear undervalued and potentially offer long-term dividend and earnings growth. The fund may also invest in fixed income securities including U.S. government securities and nonconvertible preferred stock. As with other mutual funds, there can be no assurance that the fund will achieve its objective. The fund's Nasdaq symbol is PJGRX.


Letter to Shareholders . . . . . . . . . . . . . .2
Investments in Securities. . . . . . . . . . . . .8
Financial Statements and Notes . . . . . . . . . .12
Independent Auditors' Report . . . . . . . . . . .21
Federal Tax Information. . . . . . . . . . . . . .22



BALANCED FUND
This fund seeks both current income and long-term capital appreciation consistent with conservation of principal. To achieve its objective, the fund invests in both common stocks and fixed income securities with an emphasis on income-producing securities that appear to have some potential for capital appreciation. At least 35% of the fund's total assets must be invested in fixed income securities at all times. As with other mutual funds, there can be no assurance that the fund will achieve its objective. The fund's Nasdaq symbol is PBALX.


Letter to Shareholders . . . . . . . . . . . . . .5
Investments in Securities. . . . . . . . . . . . .10
Financial Statements and Notes . . . . . . . . . .12
Independent Auditors' Report . . . . . . . . . . .21
Federal Tax Information. . . . . . . . . . . . . .22




THIS REPORT IS INTENDED FOR SHAREHOLDERS OF PIPER GROWTH AND INCOME FUND AND PIPER BALANCED FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUNDS

                             SHAREHOLDERS SERVICES

AS A SHAREHOLDER IN PIPER FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS. CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.

LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.*
Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund into many other Piper funds.*

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.



EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

$25 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray were to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities ($100,000 in cash only) per customer. This protection does not cover market loss.

*AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                           GROWTH AND INCOME FUND

[PAUL DOW PHOTO]

[MIKE WALLACE PHOTO]

[BRAD STONE PHOTO]


PAUL DOW, CFA (ABOVE)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF GROWTH AND INCOME FUND. HE HAS 21 YEARS OF FINANCIAL EXPERIENCE.

MIKE WALLACE, (MIDDLE)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF GROWTH AND INCOME FUND. HE HAS SIX YEARS OF FINANCIAL EXPERIENCE.

BRAD STONE, CFA (BELOW)
ASSISTS WITH THE MANAGEMENT OF GROWTH AND INCOME FUND. HE HAS SEVEN YEARS OF FINANCIAL EXPERIENCE.

November 15, 1995

Dear Shareholders:

FOR THE YEAR ENDED SEPTEMBER 30, 1995, THE PIPER GROWTH AND INCOME FUND PROVIDED SHAREHOLDERS WITH A 28.81% TOTAL RETURN,* WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. The fund outperformed the Lipper Growth and Income Funds Average, which posted an annual total return of 23.08%. During the same one-year period, the S&P 500 Index returned 29.70%.

DRIVEN BY STRONG CORPORATE EARNINGS AND LOWER INTEREST RATES, THE STOCK MARKET HIT NEW HIGHS DURING THE YEAR AND SO DID THE GROWTH AND INCOME FUND. Over the last year, the fund benefited from its disciplined investment style of emphasizing high-quality, large-capitalization companies, as investors began focusing on these types of stocks. From the fund's inception in 1992 through 1994, investors tended to prefer lower-quality stocks (those rated B or lower by S&P) as they significantly outperformed higher-quality issues. During 1995, investors' interest in lower-quality stocks waned as the performance differential between higher- and lower-quality stocks diminished. Our focus continues to be on companies selling at reasonable valuations that offer good growth prospects, a high probability of rising dividends, solid financial characteristics and a favorable competitive position. This style lends itself to high-quality, large-cap companies the fund invests in such as Exxon, General Electric, Merck and Company, and Philip Morris.

THE FUND ALSO BENEFITED FROM INDIVIDUAL STOCK HOLDINGS IN ECONOMICALLY SENSITIVE SECTORS SUCH AS BASIC MATERIALS, CAPITAL GOODS AND SERVICES, CONSUMER DURABLES AND TRANSPORTATION. We were overweighted in these sectors because we believe they benefit from a slow growth, low-inflation environment. Although these sectors as a whole underperformed in the last year, selected individual holdings in the fund such as Englehard Corporation, Burlington Northern, and Eastman Kodak performed well. As of September 30, 1995, these companies represented 1.0%, 2.0% and 1.4% of the fund's total assets, respectively. The fund was underweighted in the technology sector, the strongest performing sector of the market in the first eight months of 1995. This decision accounted for our slight underperformance compared to the S&P 500 for the year, but proved to be advantageous in September when technology issues fell sharply in value.


*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                            GROWTH AND INCOME FUND


GENERAL ELECTRIC (GE), THE FUND'S LARGEST HOLDING, IS IN THE CAPITAL GOODS AND SERVICES SECTOR AND IS THE MARKET LEADER IN EACH OF ITS RESPECTIVE MARKETS. GE is a diversified manufacturer of appliances, power generation equipment, aircraft engines and industrial materials. New growth opportunities include the development of a new engine platform for the Boeing 777 commercial aircraft and the highest efficiency gas turbine power generator available in the world. GE also owns NBC Studios, which is benefiting from rising advertising rates and a strong line-up of television shows, and GE Capital, a fast-growing, highly profitable financial services subsidiary.

ANOTHER FUND HOLDING, AIR PRODUCTS & CHEMICALS, IS A LEADER IN IDENTIFYING THE GROWTH AREAS IN THE INDUSTRIAL GAS AND SPECIALTY CHEMICAL MARKETS. The company, in the basic materials sector, sells at what we feel is a very reasonable valuation given that the fundamentals for its businesses are the strongest they've been in years. With industrial gas demand growing faster than supply, prices are increasing. This, coupled with high gas plant utilization rates, provides excellent earnings leverage for Air Products & Chemicals. In addition, the specialty chemical division is well positioned to benefit from trends toward more environmentally friendly chemicals and declining raw material costs. We believe the company will continue to show solid earnings growth over the next few years.

MANY OF THE COMPANIES IN THE GROWTH AND INCOME FUND, SUCH AS EXXON, PHILIP MORRIS AND MERCK AND COMPANY, ARE EXPANDING IN FOREIGN MARKETS TO INCREASE THEIR REVENUE AND EARNINGS. The dollar is still relatively weak compared to other currencies, giving U.S. multinational companies a favorable competitive position overseas. As of September 30, the average stock within the fund's portfolio derived about 25% of its sales abroad - compared to about 20% for the average stock in the
S&P 500 Index.

WHILE THE FUND FOCUSES ON LARGER-CAPITALIZATION STOCKS, WE HAVE ADDED SOME HIGH-QUALITY, MID-CAP COMPANIES THAT MEET OUR INVESTMENT CRITERIA. These include Service Corporation International and Morton International which represented 1.1% and 1.8% of the fund's total assets, respectively, as of September 30, 1995. Although the fund will continue to emphasize large-cap stocks, we will also consider high-quality, mid-cap stocks that we believe will enhance shareholder value.

PORTFOLIO COMPOSITION
SEPTEMBER 30, 1995

[PIE CHART]
INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

TOP 10 EQUITY HOLDINGS
EACH STOCK IS REPRESENTED AS A PERCENTAGE OF THE PORTFOLIO.
1  General Electric  . . . . . . . . . . . . . . . 3.9%
2  Exxon . . . . . . . . . . . . . . . . . . . . . 3.5%
3  AT&T  . . . . . . . . . . . . . . . . . . . . . 3.4%
4  BellSouth . . . . . . . . . . . . . . . . . . . 2.7%
5  Philip Morris . . . . . . . . . . . . . . . . . 2.7%
6  Tandy . . . . . . . . . . . . . . . . . . . . . 2.6%
7  GTE . . . . . . . . . . . . . . . . . . . . . . 2.6%
8  Merck and Company . . . . . . . . . . . . . . . 2.5%
9  Ford Motor. . . . . . . . . . . . . . . . . . . 2.3%
1  Air Products & Chemicals. . . . . . . . . . . . 2.2%

                            GROWTH AND INCOME FUND

AFTER GROWING AT DOUBLE-DIGIT RATES FOR FOUR YEARS, WE SEE CORPORATE EARNINGS SLOWING NEXT YEAR, PERHAPS TO SINGLE DIGITS. Some cyclical companies, such as the auto manufacturers, are already beginning to report a decline in earnings. Still, by historical standards, the stock market is selling at a reasonable valuation. We anticipate many companies will increase dividends as corporate balance sheets continue to improve and cash flows remain strong.

WE EXPECT INFLATION TO REMAIN CONTROLLED, AND THE ECONOMY TO EXPAND AT A SLOW TO MODERATE RATE. We continue to focus on companies that have good earnings growth despite a slowdown in the economy. While this slow to moderate growth environment will be challenging, we still see compelling opportunities in the economically sensitive sectors (basic materials, capital goods and services, consumer durables and transportation) as well as selected issues in the financial, energy and retail sectors.

IN THE SHORT TERM, WE BELIEVE INVESTORS WILL CONTINUE TO FOCUS ON HIGHER-QUALITY COMPANIES DUE TO UNCERTAINTY REGARDING CORPORATE EARNINGS GROWTH AND THE ECONOMY. More importantly, over the long term, we believe the fund's focus on higher-quality stocks gives shareholders exposure to opportunities in the equity market with a prudent level of risk.

Thank you for your investment in Growth and Income Fund. We look forward to helping you meet your investment goals in the coming year.

Sincerely,



/S/Paul A. Dow                 /s/Mike S.  Wallace
Paul Dow                       Mike Wallace
Portfolio Manager              Portfolio Manager



VALUE OF $10,000 INVESTED
September 30, 1995

[GRAPH]

$10,000 INVESTED IN JULY 1992 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $13,379. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEX OR AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 4% SALES CHARGE
One Year. . . . . . . . . . . 23.66%
Since Inception (7/27/92) . .  9.59%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES WHICH MAY OR MAY NOT BE WAIVED IN THE FUTURE. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 23.56% AND 9.46%, RESPECTIVELY. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12b-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                 BALANCED FUND

November 15, 1995

Dear Shareholders:

WE ARE PLEASED TO REPORT THAT BOTH THE STOCK AND BOND MARKETS PERFORMED VERY WELL IN 1995 HELPING THE PIPER BALANCED FUND ACHIEVE A 21.78% TOTAL RETURN* FOR THE YEAR ENDED SEPTEMBER 30, 1995, INCLUDING REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. The fund outperformed the Lipper Balanced Funds Average return of 18.99% and the Lehman Brothers Government/Corporate Index, which returned 14.35%. The S&P 500 Index, which is comprised exclusively of stocks, returned 29.70% for the year.

BALANCED FUND OUTPERFORMED THE LIPPER AVERAGE PRIMARILY BECAUSE OF ITS FOCUS ON LARGE, WELL-KNOWN COMPANIES AND ITS OVERWEIGHTING IN CORPORATE BONDS. Our focus on high-quality, large-capitalization stocks in the equity portion of the fund was rewarding this year as these stocks have performed well. The fund's large-capitalization equity holdings include household names such as Coca-Cola, General Electric, AT&T, and Procter & Gamble. The fund also benefited from its overweighting in corporate bonds as that sector outperformed all bond sectors so far in 1995. Corporates comprised about 17% of the total bond market whereas they comprised nearly 26% of the fund's bond portfolio as of September 30.

ALTHOUGH THE FUND BENEFITED FROM ITS OVERWEIGHTING IN CORPORATE BONDS, ITS OVERWEIGHTING IN BONDS VERSUS STOCKS TURNED OUT TO BE A VERY CONSERVATIVE STRATEGY IN WHAT BECAME AN EXTREMELY STRONG EQUITY MARKET. Because bond yields had risen dramatically in late 1994, the Balanced Fund was comprised of 55% fixed income securities and 45% equities for much of the fiscal year. In July, the fund was adjusted to reflect a 50:50 mix of stocks and bonds to capture some of the gains in the equity market.

DURING THE FISCAL YEAR, THE FUND'S STOCK HOLDINGS WERE OVERWEIGHTED IN THE BASIC MATERIALS, CAPITAL GOODS AND SERVICES, AND RETAIL TRADE SECTORS. These are sectors where we felt value existed and that we believed would benefit from a slow growth, low-inflation environment. Even though these sectors as a whole underperformed in the last year, selected fund holdings from these sectors such as Englehard Corporation, Boeing, and Gap did well. As of September 30, 1995, these companies represented 1.0%, 1.3% and 0.5% of the fund's total assets, respectively.

[PHOTO]
FPO
82%
BRUCE SALVOG, (ABOVE)
shares primary responsibility for the management of the fixed income portion of Balanced Fund. He has 25 years of financial experience.

[PHOTO]
FPO
66%
DAVID STEELE, (MIDDLE)
shares primary responsibility for the management of the fixed income portion of Balanced Fund. He has 16 years of financial experience.

[PHOTO]
FPO
78%
JOHN SCHONBERG, CFA(BELOW)
shares primary responsibility for the management of the equity portion of Balanced Fund. He has eight years of financial experience.

Paul Dow, CFA (pictured on page 2)
SHARES PRIMARY RESPONSIBILITY FOR THE MANAGEMENT OF THE EQUITY PORTION OF BALANCED FUND. HE HAS 21 YEARS OF FINANCIAL EXPERIENCE.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE   RESULTS. THE INVESTMENT
  RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                               BALANCED FUND

The equity portion of the fund also did well despite being underweighted in technology and financial services companies, two of the best performing areas of the stock market over the year.

OUR OUTLOOK FOR THE ECONOMY IS A SLOW GROWTH ENVIRONMENT WITH LOW INFLATION. At this point, we think that both stocks and bonds are fairly valued. Therefore, our asset allocation remains unchanged at 50% stocks and 50% bonds. We will look to increase our allocation to stocks if there is a market correction or if bonds become overvalued. At this time, we do not foresee any major market correction, as stocks are currently selling at 15 times projected 1996 earnings which is in line with historic averages.

AS WE HEAD INTO 1996, THE EQUITY PORTION OF THE FUND WILL CONTINUE TO FOCUS ON HIGH-QUALITY, LARGE-CAP COMPANIES IN THE CAPITAL GOODS AND SERVICES, BASIC MATERIALS AND RETAIL SECTORS OF THE STOCK MARKET. We believe these sectors will perform well as the economy continues its slow growth and low inflation. Our largest overweighting is in the capital goods and services sector and includes such company names as Allied-Signal, Boeing, Fluor, General Electric and WMX Technologies. As of September 30, 1995, these companies represented 1.1%, 1.0%, 1.0%, 3.2% and 0.5% of the fund's total assets, respectively. We are also looking to increase our weighting in energy stocks, especially oil services companies, as we believe these are particularly attractive due to restructuring that should improve profit margins going forward. We remain somewhat underweighted in technology and finance, sectors which we believe are overvalued.

IN THE RETAIL AREA, WE CONTINUE TO LIKE TANDY, A COMPANY WHICH HAS UNDERGONE A DRAMATIC RESTRUCTURING INCLUDING THE REPOSITIONING OF RADIOSHACK, THE SALE OF ITS CREDIT CARD OPERATIONS, AND THE SPIN-OFF OF ITS NON-RETAIL BUSINESSES. Tandy's other divisions include Computer City and Incredible Universe. All of these divisions are pursuing new product/service offerings and strategic alliances as a means to boost sales. RadioShack has been most aggressive on this front and continues to reposition its stores as service outlets to help the consumer understand technology.



PORTFOLIO COMPOSITION
SEPTEMBER 30, 1995
[CHART]
INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

TOP 10 EQUITY HOLDINGS
EACH STOCK IS REPRESENTED AS A PERCENTAGE OF THE PORTFOLIO.
1  Coca-Cola . . . . . . . . . . . . . . . . . . . 3.4%
2  Exxon . . . . . . . . . . . . . . . . . . . . . 3.3%
3  Procter & Gamble. . . . . . . . . . . . . . . . 3.2%
4  BankAmerica . . . . . . . . . . . . . . . . . . 3.2%
5  General Electric. . . . . . . . . . . . . . . . 3.2%
6  Federal Nat'l Mortgage Association. . . . . . . 3.2%
7  AT&T. . . . . . . . . . . . . . . . . . . . . . 3.2%
8  Merck and Company . . . . . . . . . . . . . . . 2.8%
9  Tandy . . . . . . . . . . . . . . . . . . . . . 2.8%
10 Burlington Northern . . . . . . . . . . . . . . 2.8%

                                  BALANCE FUND


WE ALSO LOOK FORWARD TO RESULTS FROM ANOTHER RETAIL STOCK IN THE PORTFOLIO, HOME DEPOT, WHICH HAS NOT PERFORMED WELL RECENTLY. We believe that investors have overreacted to Home Depot's slower growth rate. We recognize that Home Depot has become more of a cyclical growth company, but we look for the stock to do well in response to lower interest rates, higher housing turnover, and stable lumber prices. Home Depot represented 0.5% of the fund's total assets as of September 30, 1995.

AT THIS STAGE OF THE BUSINESS CYCLE, WE BELIEVE CORPORATE BONDS ARE LESS ATTRACTIVE THAN THEY WERE AT THE BEGINNING OF 1995, AND WE HAVE PARED BACK THE ALLOCATION IN FAVOR OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities underperformed during the year because stable to declining interest rates caused many homeowners to refinance their mortgages, requiring the bond holder to reinvest the proceeds at a lower interest rate. At current interest rate levels, mortgage-backed securities are more attractive because they offer significant yield premiums over Treasuries.

Thank you for your investment in the Balanced Fund. We look forward to serving your investment needs in the coming year.

Sincerely,



/s/Paul A. Dow                  /s/Bruce Salvog
Paul Dow                        Bruce Salvog
Portfolio Manager               Portfolio Manager



/s/David M. Steele             /s/John Schonberg
David Steele                    John Schonberg
Portfolio Manager               Portfolio Manager


VALUE OF $10,000 INVESTED
SEPTEMBER 30, 1995

$10,000 INVESTED IN MARCH 1987 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $19,597. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEXES OR AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 4% SALES CHARGE
One Year. . . . . . . . . . . . .16.91%
Five Year . . . . . . . . . . . .13.25%
Since Inception (3/16/87) . . . . 8.19%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES WHICH MAY OR MAY NOT BE WAIVED IN THE FUTURE. OTHERWISE, THE AVERAGE ANNUAL TOTAL RETURNS WOULD HAVE BEEN 16.74%, 13.05% AND 7.88%, RESPECTIVELY. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12B-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

GROWTH AND INCOME FUND
SEPTEMBER 30, 1995

                                                           Number of        Market
Name of Issuer                                               Shares       Value (a)
---------------------------------------------------------  ----------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (95.3%):
 BASIC ENERGY (8.8%):
   Chevron ..............................................     13,600      $  661,300
   Exxon Corp ...........................................     34,100       2,463,725
   Royal Dutch Petroleum ................................      7,500         920,625
   Schlumberger .........................................     16,400       1,070,100
   Texaco ...............................................     21,400       1,382,975
                                                                          ----------
                                                                           6,498,725
                                                                          ----------

 BASIC MATERIALS (8.0%):
   Air Products & Chemicals .............................     30,000       1,563,750
   E.I. Du Pont de Nemours ..............................     12,000         825,000
   Englehard Corp .......................................     20,000         507,500
   Monsanto .............................................      8,100         816,075
   Morton International .................................     42,500       1,317,500
   Union Camp ...........................................     14,500         835,562
                                                                          ----------
                                                                           5,865,387
                                                                          ----------

 CAPITAL GOODS AND SERVICES (11.2%):
   Allied-Signal ........................................     25,000       1,103,125
   Emerson Electric .....................................     14,700       1,051,050
   Fluor ................................................     15,000         840,000
   General Electric .....................................     42,800       2,728,500
   Minnesota Mining & Manufacturing .....................     28,400       1,604,600
   WMX Technologies .....................................     31,000         883,500
                                                                          ----------
                                                                           8,210,775
                                                                          ----------

 CONSUMER DURABLES (5.4%):
   Eastman Kodak ........................................     16,900       1,001,325
   Ford Motor ...........................................     50,800       1,581,150
   General Motors .......................................     29,000       1,359,375
                                                                          ----------
                                                                           3,941,850
                                                                          ----------

 CONSUMER NON-DURABLES (8.9%):
   Anheuser-Busch .......................................     12,400         773,450
   Coca-Cola ............................................     17,000       1,173,000
   Colgate Palmolive ....................................     19,000       1,265,875
   Philip Morris ........................................     22,300       1,862,050
   Procter & Gamble .....................................     18,600       1,432,200
                                                                          ----------
                                                                           6,506,575
                                                                          ----------

 CONSUMER SERVICES (3.8%):
   Gannett Inc. .........................................     20,000       1,092,500
   H & R Block ..........................................     25,000         950,000
   Service Corp. International ..........................     20,000         782,500
                                                                          ----------
                                                                           2,825,000
                                                                          ----------

 FINANCIAL SERVICES (12.6%):
   American Express .....................................     27,000       1,198,125
   Avalon Properties Inc ................................     35,000         713,125
   BankAmerica ..........................................     20,000       1,197,500
   Bankers Trust NY .....................................      6,000         421,500
   Camden Property Trust ................................     17,000         376,125
   Chubb Corporation ....................................     15,500       1,488,000
   Federal National Mortgage Association ................     10,000       1,035,000

                                                           Number of
                                                           Shares or
                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
   J.P. Morgan ..........................................     17,100      $1,323,112
   McGraw-Hill ..........................................      4,500         367,875
   Norwest ..............................................     35,000       1,146,250
                                                                          ----------
                                                                           9,266,612
                                                                          ----------

 HEALTH CARE (10.4%):
   Abbott Laboratories ..................................     28,900       1,231,863
   American Home Products ...............................     13,500       1,145,813
   Johnson & Johnson ....................................     15,000       1,111,874
   Medtronic ............................................     26,000       1,397,500
   Merck & Company ......................................     31,400       1,758,400
   Schering-Plough ......................................     20,000       1,030,000
                                                                          ----------
                                                                           7,675,450
                                                                          ----------

 RETAIL TRADE (5.0%):
   Dayton Hudson Corp ...................................      8,900         675,288
   Home Depot ...........................................     15,000         598,125
   Tandy ................................................     30,000       1,822,500
   The Limited ..........................................     30,000         570,000
                                                                          ----------
                                                                           3,665,913
                                                                          ----------

 TECHNOLOGY (5.0%):
   Boeing ...............................................     22,400       1,528,800
   Cisco Systems ........................................     15,000 (b)   1,035,000
   Intel ................................................     18,000       1,082,250
                                                                          ----------
                                                                           3,646,050
                                                                          ----------

 TRANSPORTATION (2.0%):
   Burlington Northern ..................................     20,300       1,471,750
                                                                          ----------

 UTILITIES (14.2%):
   Airtouch Communications ..............................     19,000 (b)     581,875
   AT&T Corp ............................................     36,700       2,413,025
   Bell South ...........................................     25,500       1,864,687
   Enron ................................................     30,000       1,005,000
   FPL Group ............................................     26,500       1,083,188
   GTE ..................................................     45,700       1,793,725
   Pacificorp ...........................................     40,800         775,200
   SBC Communications, Inc. .............................     16,800         924,000
                                                                          ----------
                                                                          10,440,700
                                                                          ----------

    Total Common Stock
     (cost: $52,196,808)  ...............................                 70,014,787
                                                                          ----------

PREFERRED STOCK (2.1%):
 TECHNOLOGY (2.1%):
   General Motors Class E
    (cost: $1,285,128) ..................................     24,100       1,563,488
                                                                          ----------

CORPORATE BONDS (0.5%):
   Carnival Cruise Lines, 4.50%, 7/1/97
    (cost: $299,886) .................................. $    250,000         340,000
                                                                          ----------

U.S. GOVERNMENT SECURITIES (0.7%):
   U.S. Treasury Bond, 7.13%, 2/15/23
    (cost: $494,929) ....................................    500,000         530,580
                                                                          ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

GROWTH AND INCOME FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
OPTIONS (0.1%):
   cisco Systems, 50 put contracts, exercise price of
    $45, expires January 1996 ......................... $         --           2,187
   cisco Systems, 50 put contracts, exercise price of
    $50, expires January 1996 ...........................         --           4,688
   Intel Corp., 30 put contracts, exercise price of $60,
    expires January 1996 ................................         --          14,625
   Intel Corp., 90 put contracts, exercise price of $55,
    expires January 1996 ................................         --          22,500
                                                                          ----------

    Total Options (cost: $46,106)  ......................                     44,000
                                                                          ----------

SHORT-TERM SECURITIES (1.1%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 9/29/95, accrued
    interest at repurchase date of $427, 6.44%, 10/2/95
    (cost: $796,000) ....................................    796,000         796,000
                                                                          ----------

    Total Investments in Securities (99.8%)
     (cost: $55,118,857) (c)  ...........................                 73,288,855
                                                                          ----------

    Other assets in excess of liabilities
     (0.2%)  ............................................                    142,130
                                                                          ----------
    Net assets (100.0%) ............................... $                 73,430,985
                                                                          ----------
                                                                          ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) AT SEPTEMBER 30, 1995, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $55,128,146. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE:

      GROSS UNREALIZED APPRECIATION .... $  18,627,383
      GROSS UNREALIZED DEPRECIATION ......    (466,674)
                                            ----------
        NET UNREALIZED APPRECIATION .... $  18,160,709
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

BALANCED FUND
SEPTEMBER 30, 1995

                                                           Number of        Market
Name of Issuer                                               Shares       Value (a)
---------------------------------------------------------  ----------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (49.6%):
 BASIC ENERGY (3.9%):
   Baker Hughes .........................................     11,600      $  236,350
   Exxon Corp ...........................................      9,900         715,275
   Royal Dutch Petroleum ................................      4,100         503,275
   Schlumberger .........................................      4,300         280,575
                                                                          ----------
                                                                           1,735,475
                                                                          ----------

 BASIC MATERIALS (3.6%):
   Air Products & Chemicals .............................      9,000         469,125
   E.I. Du Pont de Nemours ..............................      3,300         226,875
   Englehard Corp .......................................     13,500         342,562
   International Paper ..................................      6,800         285,600
   Morton International .................................      9,000         279,000
                                                                          ----------
                                                                           1,603,162
                                                                          ----------

 CAPITAL GOODS AND SERVICES (7.3%):
   Allied-Signal ........................................     11,000         485,375
   Boeing ...............................................      8,500         580,125
   Emerson Electric .....................................      3,000         214,500
   Fluor ................................................      7,900         442,400
   General Electric .....................................     11,000         701,250
   Minnesota Mining & Manufacturing .....................     10,500         593,250
   WMX Technologies .....................................      7,200         205,200
                                                                          ----------
                                                                           3,222,100
                                                                          ----------

 CONSUMER DURABLES (1.7%):
   Ford Motor ...........................................     14,400         448,200
   General Motors .......................................      6,400         300,000
                                                                          ----------
                                                                             748,200
                                                                          ----------

 CONSUMER NON-DURABLES (4.6%):
   Coca-Cola ............................................     10,800         745,200
   Philip Morris ........................................      6,800         567,800
   Procter & Gamble .....................................      9,200         708,400
                                                                          ----------
                                                                           2,021,400
                                                                          ----------

 CONSUMER SERVICES (2.9%):
   H & R Block ..........................................      9,600         364,800
   McDonald's ...........................................      9,500         363,375
   Service Corp. International ..........................      9,600         375,600
   Viacom, Inc Class B ..................................        204 (b)      10,150
   Walt Disney ..........................................      2,500         143,438
                                                                          ----------
                                                                           1,257,363
                                                                          ----------

 FINANCIAL SERVICES (5.3%):
   BankAmerica ..........................................     11,724         701,975
   Chubb Corporation ....................................      3,500         336,000
   Federal National Mortgage Association ................      6,700         693,450
   Norwest ..............................................     17,700         579,675
                                                                          ----------
                                                                           2,311,100
                                                                          ----------

 HEALTH CARE (4.9%):
   Abbott Laboratories ..................................      6,700         285,588

                                                           Number of
                                                           Shares or
                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
   American Home Products ...............................      5,600      $  475,300
   Medtronic ............................................      9,800         526,750
   Merck & Company ......................................     11,000         616,000
   United Healthcare ....................................      5,000         244,375
                                                                          ----------
                                                                           2,148,013
                                                                          ----------

 RETAIL TRADE (3.1%):
   Home Depot ...........................................      5,600         223,300
   Tandy ................................................     10,100         613,575
   The Gap ..............................................      5,900         212,400
   The Limited ..........................................     17,000         323,000
                                                                          ----------
                                                                           1,372,275
                                                                          ----------

 TECHNOLOGY (3.6%):
   cisco Systems ........................................      4,000 (b)     276,000
   DSC Communication ....................................      5,000 (b)     296,250
   General Instruments Corp .............................     11,000 (b)     330,000
   General Motors Class E ...............................      7,400         336,700
   Intel ................................................      5,400         324,675
                                                                          ----------
                                                                           1,563,625
                                                                          ----------

 TRANSPORTATION (1.9%):
   Burlington Northern ..................................      8,400         609,000
   Carnival Corp - Class A ..............................     10,000         240,000
                                                                          ----------
                                                                             849,000
                                                                          ----------

 UTILITIES (6.8%):
   Airtouch Communications ..............................      9,500 (b)     290,938
   AT&T Corp ............................................     10,500         690,375
   Bell South ...........................................      7,000         511,875
   Enron ................................................     14,500         485,750
   GTE ..................................................     13,800         541,650
   Wisconsin Energy .....................................     16,250         459,062
                                                                          ----------
                                                                           2,979,650
                                                                          ----------

    Total Common Stock
     (cost: $15,321,124)  ...............................                 21,811,363
                                                                          ----------

CORPORATE BONDS (12.7%):
   American Express Credit Corporation, 7.38%,
    2/1/99 ............................................ $    400,000         412,668
   AON Corp, 6.88%, 10/1/99 .............................    400,000         405,352
   Boeing Corporation, 8.75%, 9/15/31 ...................    500,000         596,445
   Ford Holdings, 9.25%, 3/1/00 .........................    400,000         439,340
   Heller Financial, 9.13%, 8/1/99 ......................    300,000         325,929
   Korea Electric Power, 6.38%, 12/1/03 .................    500,000         486,965
   Lehman Brothers, 5.04%, 12/15/03 .....................    600,000         590,064
   Nationsbank Corporation, 6.63%, 1/15/98 ..............    400,000         403,184
   Pennsylvania Power and Light, 7.70%, 10/1/09 .........    500,000         543,100
   Philip Morris, 7.75%, 5/1/99 .........................    400,000         415,500
   Tele-Communications Inc., 7.38%, 2/15/00 .............    400,000         406,440

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

BALANCED FUND
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
   Time Warner Inc., 8.88%, 10/1/12 ................... $    500,000         543,655
                                                                          ----------

    Total Corporate Bonds
     (cost: $5,367,435)  ................................                  5,568,642
                                                                          ----------

U.S. GOVERNMENT AND AGENCY SECURITIES (18.0%):
 U.S. GOVERNMENT SECURITIES (14.9%):
   U.S. Treasury Bond, 8.50%, 2/15/20 ...................  1,000,000       1,219,300
   U.S. Treasury Bond, 7.25%, 8/31/96 ...................    300,000         303,813
   U.S. Treasury Note, 5.13%, 2/28/98 ...................    300,000         294,891
   U.S. Treasury Note, 6.75%, 6/30/99 ...................  1,400,000       1,435,490
   U.S. Treasury Strip, 8.06%, 11/15/10 .................  2,000,000 (c)     737,660
   U.S. Treasury Note, 8.13%, 8/15/19 ...................    500,000         586,805
   U.S. Treasury Note, 5.50%, 4/30/96 ...................  1,000,000         999,240
   U.S. Treasury Note, 5.75%, 8/15/03 ...................  1,000,000         973,980
                                                                          ----------
                                                                           6,551,179
                                                                          ----------

 U.S. AGENCY SECURITIES (2.2%):
   5.94%, FHLMC, 9/21/99 ................................  1,000,000         990,810
                                                                          ----------

 GOVERNMENT TRUST CERTIFICATES (0.9%):
   Government Trust Certificate, 9.25%, 11/15/01 ........    350,000         383,075
                                                                          ----------

    Total U.S. Government and Agency Securities
     (cost: $7,383,924)  ................................                  7,925,064
                                                                          ----------

MORTGAGE-BACKED SECURITIES (15.8%):
 U.S. AGENCY FIXED RATE MORTGAGES (5.3%):
   8.00%, FHLMC, 11/1/24 ................................  1,013,378       1,036,797
   6.50%, FHLMC, 10/16/25 ...............................    400,000         385,868
   6.00%, FNMA, 4/1/09 ..................................    929,359         901,172
                                                                          ----------
                                                                           2,323,837
                                                                          ----------

 U.S. AGENCY ADJUSTABLE RATE MORTGAGES (2.7%):
   7.96%, FHLMC, 9/1/22 .................................    510,145         525,424
   7.39%, FNMA, 4/1/18 ..................................    633,598         644,470
                                                                          ----------
                                                                           1,169,894
                                                                          ----------

 COLLATERALIZED MORTGAGE OBLIGATIONS (7.8%):
  U.S. AGENCY FLOATING RATE (2.4%)
   7.24%, FHLMC, Series 1435, Class FA LIBOR,
    12/15/22 ............................................    586,622 (d)     599,663
   6.29%, FHLMC, Series 1724, Class F LIBOR, 5/15/01 ....    443,102 (d)     442,663
                                                                          ----------
                                                                           1,042,326
                                                                          ----------

 U.S. AGENCY FIXED RATE (1.5%)
   10.00%, FNMA, Series 1989-15, Class D, 9/25/18 .......    121,538         125,175
   6.00%, FNMA, Series 1991-21, Class G, 12/15/19 .......    547,629         544,168
                                                                          ----------
                                                                             669,343
                                                                          ----------

 OTHER FIXED RATE (3.9%)
   6.40%, Capstead Securities Corporation, Series 1993-D,
    Class D2, 7/25/23 ...................................    293,624         287,109

                                                           Principal        Market
Name of Issuer                                               Amount       Value (a)
---------------------------------------------------------  ----------     ----------
   8.50%, Residential Funding Mortgage Securities, Series
    1993-526, Class A17, 6/25/09 ...................... $    900,000         937,688
   9.30%, Security Pacific National Bank, Series 1989-A,
    Class 7, 8/25/19 ....................................    512,193         507,071
                                                                          ----------
                                                                           1,731,868
                                                                          ----------

    Total Mortgage-Backed Securities
     (cost: $6,830,602)  ................................                  6,937,268
                                                                          ----------

ASSET-BACKED SECURITIES (2.6%):
   GMAC 1994 A Grantor Trust, 6.30%, 6/15/99 ............    514,977         516,475
   Nationsbank Credit Card Master Trust, Series 1993-1,
    Class A, 4.75%, 9/15/98                                  420,000         410,848
   Premier Auto Trust, Series 1993-6, Class A2, 4.65%,
    11/2/99 .............................................    237,071         232,958
                                                                          ----------

    Total Asset-Backed Securities
     (cost: $1,170,571)  ................................                  1,160,281
                                                                          ----------

SHORT-TERM SECURITIES (1.5%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account collateralized by U.S. government
    agency securities, acquired on 9/29/95, accrued
    interest at repurchase date of $370, 6.44%, 10/2/95
    (cost: $690,000) ....................................    690,000         690,000
                                                                          ----------

    Total Investments in Securities (100.2%)
     (cost: $36,763,656) (e)  .......................................     44,092,618
                                                                          ----------

    Liabilities in excess of other assets (-0.2%) ...................       (100,990)
                                                                          ----------
    Net assets (100.0%) ............................... $                 43,991,628
                                                                          ----------
                                                                          ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  PRESENTLY NON-INCOME PRODUCING.
(C) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(D)  DESCRIPTIONS OF CERTAIN COLLATERALIZED MORTGAGE OBLIGATIONS ARE AS FOLLOWS:
     LIBOR - LONDON INTERBANK OFFERED RATE
     FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT A RATE THAT
       INCREASES (DECREASES) WITH AN INCREASE (DECLINE) IN A SPECIFIED INDEX. INTEREST RATE DISCLOSED IS IN EFFECT ON SEPTEMBER 30, 1995.
(E) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   7,565,250
      GROSS UNREALIZED DEPRECIATION ......    (236,288)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   7,328,962
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                                               Growth and
                                                                 Income        Balanced
                                                                  Fund           Fund
                                                              ------------   ------------

ASSETS:
  Investments in securities at market value* (note 2)
  (including repurchase agreements of $796,000 and $690,000,
    respectively) ........................................ $   73,288,855     44,092,618
  Cash in bank on demand deposit ...........................       11,556         23,432
  Receivable for fund shares sold ..........................          167         33,532
  Organizational costs (note 2) ............................       29,468             --
  Dividends and accrued interest receivable ................      212,335        323,306
                                                              ------------   ------------
      Total assets .........................................   73,542,381     44,472,888
                                                              ------------   ------------

LIABILITIES:
  Payable for investment securities purchased ..............           --        384,250
  Payable for fund shares redeemed .........................       35,221         49,851
  Accrued investment management fee ........................       44,715         27,207
  Accrued distribution fee .................................       17,886         10,883
  Other accrued expenses ...................................       13,574          9,069
                                                              ------------   ------------
      Total liabilities ....................................      111,396        481,260
                                                              ------------   ------------
Net assets applicable to outstanding capital stock ....... $   73,430,985     43,991,628
                                                              ------------   ------------
                                                              ------------   ------------

REPRESENTED BY:
  Capital stock - authorized 2 billion shares of $0.01 par
    value; outstanding, 5,678,187 and 3,202,512 shares,
    respectively ......................................... $       56,782         32,025
  Additional paid-in capital ...............................   54,181,625     35,327,562
  Undistributed net investment income ......................      155,433         36,176
  Accumulated net realized gain on investments .............      867,147      1,266,903
  Unrealized appreciation of investments ...................   18,169,998      7,328,962
                                                              ------------   ------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $   73,430,985     43,991,628
                                                              ------------   ------------
                                                              ------------   ------------

Net asset value per share of outstanding capital stock ... $        12.93          13.74
                                                              ------------   ------------
                                                              ------------   ------------

* Investments in securities at identified cost ........... $   55,118,857     36,763,656
                                                              ------------   ------------
                                                              ------------   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                               Growth and
                                                                 Income       Balanced
                                                                  Fund          Fund
                                                              ------------   -----------

INCOME:
  Dividends (net of foreign withholding taxes of $6,137 and
    $3,336, respectively) ................................ $    2,043,416       512,587
  Interest .................................................      179,090     1,567,972
  Fee income (note 2) ......................................           --        17,797
                                                              ------------   -----------
      Total investment income ..............................    2,222,506     2,098,356
                                                              ------------   -----------

EXPENSES (NOTE 5):
  Investment management fee ................................      512,370       324,086
  Distribution fee .........................................      341,587       216,026
  Custodian, accounting and transfer agent fees ............      116,973        94,211
  Shareholder account servicing fees .......................       31,041        13,436
  Registration fees ........................................       19,712        19,735
  Reports to shareholders ..................................       11,953         6,826
  Amortization of organization costs .......................       16,206            --
  Directors' fees ..........................................        2,143         1,936
  Audit and legal fees .....................................       34,512        34,056
  Federal excise taxes (note 2) ............................        3,295            --
  Other expenses ...........................................        5,197         3,742
                                                              ------------   -----------
      Total expenses .......................................    1,094,989       714,054
  Less expenses waived by the distributor ..................     (125,254)      (78,963)
  Less expenses waived by the adviser ......................      (66,877)      (64,704)
                                                              ------------   -----------
    Net expenses before expenses paid indirectly ...........      902,858       570,387
  Less expenses paid indirectly ............................          (63)       (1,210)
                                                              ------------   -----------
      Total net expenses ...................................      902,795       569,177
                                                              ------------   -----------

      Net investment income ................................    1,319,711     1,529,179
                                                              ------------   -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investments (note 3) ................    1,154,360     1,462,490
  Net change in unrealized appreciation or depreciation of
    investments ............................................   14,777,345     5,480,753
                                                              ------------   -----------
    Net gain on investments ................................   15,931,705     6,943,243
                                                              ------------   -----------

      Net increase in net assets resulting from
        operations ....................................... $   17,251,416     8,472,422
                                                              ------------   -----------
                                                              ------------   -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Growth and Income Fund               Balanced Fund
                                                              ------------------------------   -----------------------------
                                                                Year Ended      Year Ended      Year Ended      Year Ended
                                                                 9/30/95          9/30/94         9/30/95         9/30/94
                                                              --------------   -------------   -------------   -------------

OPERATIONS:
  Net investment income .................................. $      1,319,711       1,911,678       1,529,179       1,634,622
  Net realized gain on investments .........................      1,154,360         448,697       1,462,490         448,275
  Net change in unrealized appreciation or depreciation of
    investments ............................................     14,777,345        (129,598)      5,480,753      (1,566,222)
                                                              --------------   -------------   -------------   -------------

    Net increase in net assets resulting from operations ...     17,251,416       2,230,777       8,472,422         516,675
                                                              --------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................     (1,345,444)     (1,931,825)     (1,593,407)     (1,645,455)
  From net realized gains ..................................       (237,873)       (440,173)       (443,615)       (877,533)
                                                              --------------   -------------   -------------   -------------
    Total distributions ....................................     (1,583,317)     (2,371,998)     (2,037,022)     (2,522,988)
                                                              --------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Proceeds from sales (note 5) .............................      6,264,849       6,277,804       7,292,483      14,785,257
  Proceeds from shares issued for reinvestment of
    distributions ..........................................      1,587,615       2,214,341       2,041,758       2,443,698
  Payments for shares redeemed .............................    (22,910,085)    (31,945,207)    (17,558,182)    (26,197,565)
                                                              --------------   -------------   -------------   -------------
    Decrease in net assets from capital share
      transactions .........................................    (15,057,621)    (23,453,062)     (8,223,941)     (8,968,610)
                                                              --------------   -------------   -------------   -------------
      Total increase (decrease) in net assets ..............        610,478     (23,594,283)     (1,788,541)    (10,974,923)

Net assets at beginning of year ............................     72,820,507      96,414,790      45,780,169      56,755,092
                                                              --------------   -------------   -------------   -------------

Net assets at end of year ................................ $     73,430,985      72,820,507      43,991,628      45,780,169
                                                              --------------   -------------   -------------   -------------
                                                              --------------   -------------   -------------   -------------

Undistributed net investment income ...................... $        155,433         168,692          36,176         229,338
                                                              --------------   -------------   -------------   -------------
                                                              --------------   -------------   -------------   -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 Piper Funds Inc. (the company) was
                 incorporated on November 12, 1986, and is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company that currently includes a series of 13 individual funds, including Growth and Income Fund and Balanced Fund (the funds), each of which is classified as a diversified fund. The company's articles of incorporation permit the board of directors to create additional funds in the future.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
   POLICIES
                 INVESTMENTS IN SECURITIES
                 Investments in securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last sales price prior to the time when assets are valued. Securities traded in the over-the-counter market, listed securities for which no sale was reported on that date, and open short positions are valued at the mean of the bid and ask prices. Exchange-listed options are valued at the last sales price, and open financial futures contracts are valued at the last settlement price. Such valuations are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the board of directors. Short-term securities with maturities of less than 60 days when acquired, or that subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

                 Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                 OPTION TRANSACTIONS
                 For hedging purposes, the funds may buy and sell put and call options and write covered-call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                 Option contracts are valued daily and
                 unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised the proceeds on sales for a written call option, the purchase cost of a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                 FUTURES TRANSACTIONS
                 For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                 Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                 Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The funds maintain in segregated accounts with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' NAVs to the extent the funds make such purchases while remaining substantially fully invested. As of September 30, 1995, Balanced Fund and Growth and Income Fund had no outstanding when-issued or forward-commitments.

                 In connection with their ability to purchase securities on a when-issued or forward-commitment basis, the funds may enter into mortgage "dollar rolls" in which the funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement for the funds to "roll over" their purchase commitments, the funds receive negotiated fees. For the year ended September 30, 1995, such fees earned by Balanced Fund amounted to $17,797.

                 FEDERAL TAXES
                 Each fund within the company will be treated as a separate entity for federal income tax purposes. Each fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. However, Growth and Income Fund incurred federal excise taxes of $3,295 or $0.0006 per share on income retained by the fund during the 1994 excise tax year. The fund may retain a portion of its taxable income for the 1995 excise tax year and pay an excise tax on the undistributed amount.

                 Net investment income and net realized gains
                 (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                 On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                                       Growth and   Balanced
                                                       Income Fund    Fund
                                                       -----------  ---------
Increase accumulated net realized gain on
  investments ..................................... $          --     128,934
Increase (decrease) undistributed net investment
  income .......................................... $      12,474    (128,934)
Decrease additional paid-in capital ............... $     (12,474)         --

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 DISTRIBUTIONS TO SHAREHOLDERS
                 Distributions to shareholders from net
                 investment income for Growth and Income Fund and Balanced Fund are declared and paid on a quarterly basis. Distributions from net realized gains, if any, will be made on an annual basis.

                 ORGANIZATION COSTS
                 Organization costs were incurred in connection with the start up and initial registration of the funds. These costs are amortized over 60 months on a straight-line basis. Proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                 REPURCHASE AGREEMENTS
                 The funds, along with other affiliated
                 registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government and agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of default.

(3) INVESTMENT
   SECURITY
   TRANSACTIONS
                 Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended
                 September 30, 1995, were as follows:

                                                              Growth
                                                            and Income    Balanced
                                                               Fund         Fund
                                                            -----------  -----------
Purchases .............................................. $   9,747,687    16,837,120

Sales Proceeds ......................................... $  25,170,395    28,517,441

                 For the year ended September 30, 1995, no brokerage commissions were paid to Piper
                 Jaffray Inc. (Piper Jaffray), the funds' distributor.

(4) CAPITAL SHARE
    TRANSACTIONS
                 Transactions in shares of each fund for the years ended September 30, 1995 and 1994 were as follows:

                                                               Growth
                                                             and Income    Balanced
                                                                Fund         Fund
                                                             -----------  ----------
1995:
  Sold.....................................................     536,973      582,543
  Issued for reinvested distributions......................     145,560      166,353
  Redeemed.................................................  (2,097,497)  (1,423,325)
                                                             -----------  ----------
    Decrease...............................................  (1,414,964)    (674,429)
                                                             -----------  ----------
                                                             -----------  ----------

1994
  Sold.....................................................     603,526    1,214,093
  Issued for reinvested distributions......................     214,067      202,562
  Redeemed.................................................  (3,089,187)  (2,181,388)
                                                             -----------  ----------
    Decrease...............................................  (2,271,594)    (764,733)
                                                             -----------  ----------
                                                             -----------  ----------

(5) FEES AND EXPENSES
                 The company has entered into an investment advisory and management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fees for Growth and Income

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 Fund and Balanced Fund are equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% on the next $200 million in net assets and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million.

                 Each fund also pays Piper Jaffray, the funds' distributor, a monthly fee in connection with the servicing of each fund's shareholder accounts and in connection with distribution-related services provided to each fund. Such fee is charged on a monthly basis and is limited to a maximum of 1/12 of 0.50% for each of the funds. The 0.50% fee includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. For the year ended September 30, 1995, Piper Jaffray, Inc. voluntarily agreed to limit the fee to an annual rate of 0.32% of the funds daily net assets.

                 The fund has also entered into a shareholder account servicing agreement under which Piper Jaffray performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to Piper Jaffray for providing such services, is equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed shareholder account.

                 In addition to the investment advisory and management fees and the distribution fee, each fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, organization costs, insurance, interest, taxes, and other miscellaneous expenses.

                 Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained with the custodian by the fund.

                 Sales charges by Piper Jaffray for
                 distributing the funds' shares were $67,532 and $42,214 for Growth and Income Fund and Balanced Fund, respectively, for the year ended September 30, 1995.

(6) OPTION CONTRACTS
    WRITTEN
                 The number of contracts and premium amounts associated with call option contracts written during the year ended September 30, 1995, for Growth and Income Fund were as follows:

                                                                       Call Options
                                                               ----------------------------
                                                                  Number of       Premium
                                                                  Contracts       Amount
                                                               ---------------  -----------
Balance at September 30, 1994................................            --      $      --
  Opened.....................................................            60         26,264
  Exercised..................................................           (60)       (26,264)
                                                                         --
                                                                                -----------
Balance at September 30, 1995................................            --      $      --
                                                                         --
                                                                         --
                                                                                -----------
                                                                                -----------

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
                 Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
                 GROWTH AND INCOME FUND

                                                   Fiscal year ended September 30,       Period From
                                                -------------------------------------    7/27/92* to
                                                   1995         1994         1993          9/30/92
                                                -----------  -----------  -----------  ---------------
PER-SHARE DATA

Net asset value, beginning of period ....... $      10.27        10.30        10.01         10.00
                                                -----------  -----------  -----------      ------
Operations:
  Net investment income ......................       0.19         0.24         0.24          0.03
  Net realized and unrealized gains (losses)
   on investments ............................       2.70         0.02         0.29         (0.02)
                                                -----------  -----------  -----------      ------
    Total from operations ....................       2.89         0.26         0.53          0.01
                                                -----------  -----------  -----------      ------
Distributions to shareholders from:
  Net investment income ......................      (0.19)       (0.24)       (0.24)           --
  Net realized gains .........................      (0.04)       (0.05)          --            --
                                                -----------  -----------  -----------      ------
    Total distributions ......................      (0.23)       (0.29)       (0.24)           --
                                                -----------  -----------  -----------      ------
Net asset value, end of period ............. $      12.93        10.27        10.30         10.01
                                                -----------  -----------  -----------      ------
                                                -----------  -----------  -----------      ------

SELECTED INFORMATION

Total return+ ................................      28.81%        2.53%        5.41%         0.10%

Net assets, end of period (in millions) .... $         73           73           96            52
Ratio of expenses to average daily net
  assets++ ...................................       1.32%        1.29%        1.32%         1.28%**
Ratio of net investment income to average
  daily
  net assets++ ...............................       1.93%        2.26%        2.51%         3.00%**
Portfolio turnover rate (excluding short-term
  securities) ................................         14%          20%          26%            1%

*    COMMENCEMENT OF OPERATIONS.
**   ADJUSTED TO AN ANNUAL BASIS.
+ TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
++ DURING THE PERIODS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD GROWTH AND INCOME FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     1.60%/1.65% IN FISCAL 1995, 1.62%/1.93% IN FISCAL 1994, 1.58%/2.25% IN
     FISCAL 1993, AND 2.06%/2.22% IN FISCAL 1992. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
    (CONTINUED)
                 Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
                 BALANCED FUND

                                                                    Fiscal year ended September 30,
                                                   -----------------------------------------------------------------
                                                       1995          1994         1993         1992         1991
                                                   -------------  -----------  -----------  -----------  -----------
PER-SHARE DATA

Net asset value, beginning of period .......... $      11.81          12.23        11.88        10.77         8.87
                                                      ------      -----------  -----------  -----------  -----------
Operations:
  Net investment income .........................       0.47           0.38         0.34         0.38         0.43
  Net realized and unrealized gains (losses) on
   investments ..................................       1.93          (0.26)        0.65         1.17         1.89
                                                      ------      -----------  -----------  -----------  -----------
    Total from operations .......................       2.40           0.12         0.99         1.55         2.32
                                                      ------      -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Net investment income .........................      (0.35)         (0.37)       (0.34)       (0.39)       (0.42)
  Net realized gains ............................      (0.12)         (0.17)       (0.30)       (0.05)          --
                                                      ------      -----------  -----------  -----------  -----------
    Total distributions .........................      (0.47)         (0.54)       (0.64)       (0.44)       (0.42)
                                                      ------      -----------  -----------  -----------  -----------
Net asset value, end of period ................ $      13.74          11.81        12.23        11.88        10.77
                                                      ------      -----------  -----------  -----------  -----------
                                                      ------      -----------  -----------  -----------  -----------

SELECTED INFORMATION

Total return* ...................................      21.78%          1.00%        8.51%       14.75%       26.61%

Net assets, end of year (in millions) ......... $         44             46           57           28           15
Ratio of expenses to average daily net
  assets+ .......................................       1.32%          1.32%        1.32%        1.32%        1.32%
Ratio of net investment income to average daily
  net assets+ ...................................       3.54%          3.03%        3.13%        3.57%        4.15%
Portfolio turnover rate (excluding short-term
  securities) ...................................         39%            62%          41%          58%          44%

* TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
+ DURING THE PERIODS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD BALANCED FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     1.65%/3.21% IN FISCAL 1995, 1.60%/2.75% IN FISCAL 1994, 1.62%/2.83% IN
     FISCAL 1993, 1.77%/3.12% IN FISCAL 1992 AND 1.98%/3.49% IN FISCAL 1991.
     BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

                 THE BOARD OF DIRECTORS AND SHAREHOLDERS
                 PIPER FUNDS INC.:

                 We have audited the accompanying statements of assets and liabilities, including the schedule of investments in securities, of Piper Growth and Income Fund and Piper Balanced Fund (portfolios within Piper Funds Inc.) as of September 30, 1995 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights presented in footnote 7 to the financial statements. These financial statements and the financial highlights are the responsibility of the portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Piper Growth and Income Fund and Piper Balanced Fund at September 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights presented in footnote 7 to the financial statements, in conformity with generally accepted accounting principles.

                 KPMG Peat Marwick LLP
                 Minneapolis, Minnesota
                 November 10, 1995

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

                 Information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions shown below. In February 1996, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis. Shareholders should consult a tax adviser on how to report these distributions for state and local income taxes.

                 GROWTH AND INCOME FUND
                 For the year ended September 30, 1995
                 INCOME DISTRIBUTIONS -- taxable as dividend income, 89.23% qualify for corporate dividends received deduction.

Payable Date                                                               Per Share
------------------------------------------------------------------------  -----------

December 19, 1994 .................................................... $      0.0779*
March 10, 1995 .........................................................      0.0500
June 9, 1995 ...........................................................      0.0500
September 12, 1995 .....................................................      0.0450
                                                                          -----------
                                                                      $       0.2229
                                                                          -----------
                                                                          -----------

                 * THE DISTRIBUTION OF $0.0779 PER SHARE,
                   PAYABLE ON DECEMBER 19, 1994, CONSISTED OF
                   $0.041 DERIVED FROM NET INVESTMENT INCOME
                   AND $0.0369 FROM NET SHORT-TERM CAPITAL
                   GAINS.

                 BALANCED FUND
                 For the year ended September 30, 1995
                 INCOME DISTRIBUTIONS -- taxable as dividend income, 26.18% qualify for corporate dividends received deduction.

Payable Date                                                               Per Share
------------------------------------------------------------------------  -----------

December 19, 1994 .................................................... $      0.1375*
March 10, 1995 .........................................................      0.1000
June 9, 1995 ...........................................................      0.1200
September 12, 1995 .....................................................      0.1100
                                                                          -----------
                                                                      $       0.4675
                                                                          -----------
                                                                          -----------

                 * THE DISTRIBUTION OF $0.1375 PER SHARE,
                   PAYABLE ON DECEMBER 19, 1994, CONSISTED OF
                   $0.0164 DERIVED FROM NET INVESTMENT INCOME
                   AND $0.1211 FROM NET LONG-TERM CAPITAL
                   GAINS.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS                 David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS, INC., KIEFER
                              BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                          Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, PRESIDENT, PIPER CAPITAL MANAGEMENT INCORPORATED, PIPER
                              JAFFRAY COMPANIES INC.
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP.,
                              HORMEL
                              FOODS CORP.
                          George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE OF THE SECRETARY,
                              DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

OFFICERS                  William H. Ellis, CHAIRMAN OF THE BOARD
                          Paul A. Dow, PRESIDENT
                          Worth Bruntjen, SENIOR VICE PRESIDENT
                          Richard W. Filippone, SENIOR VICE PRESIDENT
                          Marijo A. Goldstein, SENIOR VICE PRESIDENT
                          Steven V. Markusen, SENIOR VICE PRESIDENT
                          Robert H. Nelson, SENIOR VICE PRESIDENT
                          Edward P. Nicoski, SENIOR VICE PRESIDENT
                          Nancy S. Olsen, SENIOR VICE PRESIDENT
                          Ronald R. Reuss, SENIOR VICE PRESIDENT
                          Bruce D. Salvog, SENIOR VICE PRESIDENT
                          Sandra K. Shrewsbury, SENIOR VICE PRESIDENT
                          David M. Steele, SENIOR VICE PRESIDENT
                          Douglas J. White, SENIOR VICE PRESIDENT
                          J. Bradley Stone, VICE PRESIDENT
                          Marcy K. Winson, VICE PRESIDENT
                          David E. Rosedahl, SECRETARY
                          Charles N. Hayssen, TREASURER

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

DISTRIBUTOR               Piper Jaffray Inc.
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND             Investors Fiduciary Trust Company
TRANSFER AGENT            127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
                          4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

LEGAL COUNSEL             Dorsey & Whitney P.L.L.P
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

      ---------------                                            ---------------
          [LOGO]                                                   Bulk Rate
       PIPER CAPITAL                                              U.S. Postage
        MANAGEMENT                                                    PAID
      ---------------                                            Permit No. 3008
                                                                    Mpls., MN
                                                                 ---------------

       PIPER CAPITAL MANAGEMENT INCORPORATED
       222 SOUTH NINTH STREET
       MINNEAPOLIS, MN  55402-3804

       PIPER JAFFERY INC., FUND DISTRIBUTOR AND NASD MEMBER.
[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
       100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


011-96  XTR-01  11/95